                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             COLONY BANKCORP, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                             COLONY BANKCORP, INC.
                              Post Office Box 989
                             302 South Main Street
                           Fitzgerald, Georgia 31750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                April 22, 1997

To the shareholders of Colony Bankcorp, Inc.:

        Notice is hereby given that the annual meeting of shareholders (the "annual meeting") of Colony Bankcorp, Inc. (the "Company") will be held at Charles A. Harris Learning Center on East Central Technical Institute campus on Perry House Road, Fitzgerald, Georgia on Tuesday, April 22, 1997 at 4:00 p.m., local time, for the following purposes:

        (1)   To Elect 14 directors for a term of one (1) year; and
        (2) To transact any other business that may properly come before the annual meeting or any other adjournment or postponement thereof.

        The close of business on April 2, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting.

        Shareholders may receive more than one proxy because of shares registered in different names or addresses. Each such proxy should be marked, dated, signed and returned. Please check to be certain of the manner in which your shares are registered - whether individually, as joint tenants, or in a representative capacity - and sign the related proxy accordingly.

        A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any shareholder, for any purpose germane to the annual meeting, during normal business hours, for a period of at least 10 days prior to the annual meeting at the Company's corporate offices located at the address set forth above.

        You are cordially invited to attend the annual meeting. Whether or not you plan to do so, please mark, date and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope. Returning your proxy does not deprive you of your right to attend the annual meeting and to vote your shares in person.

        More detailed information regarding the matters to be acted upon at the special meeting is contained in the proxy statement accompanying this notice.

                                By order of the Board of Directors


                                /s/ James D. Minix
                                ---------------------------
Fitzgerald, Georgia             James D. Minix, President
April 2, 1997                   and Chief Executive Officer

                             COLONY BANKCORP, INC.
                              Post Office Box 989
                             302 South Main Street
                           Fitzgerald, Georgia 31750

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1997

                              GENERAL INFORMATION

        This proxy statement and the accompanying form of proxy, which are first sent or given to shareholders on or about April 2, 1997, are furnished to the holders of shares of common stock of Colony Bankcorp, Inc. (the "Company") in connection with the solicitation by management of the Company of proxies for use at the annual meeting of shareholders of the Company to be held April 22, 1997, at 4:00 p.m., local time, at Charles A. Harris Learning Center on East Central Technical Institute Campus on Perry House Road, Fitzgerald, Georgia, 31750 and any adjournment or postponement thereof.

        Any proxy given pursuant to this solicitation may be revoked at any time before it is voted by so notifying the secretary of the Company, Ben B. Mills, Jr., Post Office Box 989, 302 South Main Street, Fitzgerald, Georgia 31750, in writing prior to the special meeting, or by appearing at the meeting and requesting the right to vote in person at the meeting, or by delivering to the secretary of the Company a duly executed proxy bearing a later date, without compliance with any other formalities. If the proxy is properly signed and returned by the shareholder and is not revoked, it will be voted at the special meeting in the manner specified therein. If a shareholder signs and returns the proxy but does not specify how the proxy is to be voted, the proxy will be voted for the election as a director of each of the nominees named herein.

        On April 2, 1997, the Company had issued an outstanding 1,448,842 shares of its $10.00 par value common stock, which constitutes its only class of voting securities, with each share entitled to one vote. Only shareholders of record at the close of business on April 2, 1997 are entitled to notice of and to vote at the special meeting of shareholders or any adjournments thereof.

        All expenses of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to the solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

Principle shareholders
----------------------

        The following table shows all persons known to the Board of Directors of the Company to be the beneficial owners on March 15, 1997 of more than 5% of the outstanding common stock of the Company, the only class of the Company's voting securities:

   Name and Address            Amount and Nature           Percent of Class
   of Beneficial Owner      of Beneficial Ownership           Outstanding
   ----------------------   -----------------------        ----------------
   Robert Sidney Ross              175,461/1/                    12.11%
   Post Office Box 666
   Ocilla, Georgia  31774

   Curtis A. Summerlin              92,478                        6.38%
   Post Office Box 309
   Broxton, Georgia  31519

/1/ Includes 148,324 shares owned by Robert Sidney Ross, 26,183 shares owned by Ross of Georgia, Inc. and 954 shares owned by minor child.

Security Ownership of Directors and Executive Officers
------------------------------------------------------

        The following table shows the number of shares of common stock beneficially owned by each director, director nominees and by all directors, director nominees and officers as a group on March 15, 1997.


Name of                   Amount and Nature of                   Percentage
Beneficial Owner         Beneficial Ownership /1/                 of Class
---------------------    ------------------------                ----------

Paul Branch, Jr.                 22,368                              1.54%
Terry Coleman                    25,493                              1.76%
L. Morris Downing, Jr.           41,694                              2.88%
Terry L. Hester                  25,521/2/                           1.76%
Milton N. Hopkins, Jr.           13,937                              0.96%
Edwin W. Hortman, Jr.             5,290/2/                           0.37%
Harold E. Kimball                26,552                              1.83%
Marion H. Massee, III            46,736                              3.23%
Ben B. Mills, Jr.                44,118                              3.05%
James D. Minix                   22,777/2/                           1.57%
Ralph D. Roberts, M.D.           25,339                              1.75%
W. B. Roberts, Jr.                5,000                              0.35%
R. Sidney Ross                  175,461                             12.11%
Joe K. Shiver                    15,310                              1.06%
Curtis A. Summerlin              92,478                              6.38%
Executive Officer and Directors
as a Group (15 persons)         588,074                             40.59%

/1/Includes shares owned by spouses and minor children of officers and directors, as well as shares owned by trust or businesses in which officers and directors have a significant interest. The information contained herein shall not be construed as an admission that any such person is, for purposes of
Section 13(d) or Section 13(g) of the Securities Exchange Act of 1934, the beneficial owner of any securities not held of record by that person or entity.

/2/Includes shares held by Trustees of Colony Bankcorp, Inc. Profit Sharing and Stock Bonus Plan, of which, Messrs. Hester, Minix and Hortman participate and own 11,779: 4,873; and 1,236 allocated shares, respectively, on December 31, 1996. Although shares are held by the Trustees, all plan participants direct the Trustees in the manner in which they wish their allocated shares to be voted. Unallocated shares, if any, will not be voted pursuant to the plan.

                      DIRECTOR AND MANAGEMENT INFORMATION

        The Company's bylaws provide that the Board of Directors shall consist of not less than three nor more than 25 persons, with the exact number to be fixed and determined from time to time by resolution of the Board of Directors, or by resolution of the shareholders at any annual or special meeting of shareholders. There are presently 14 members of the Board of Directors, and the Board of Directors has voted that the Board consist of 14 members of the Company's ensuing fiscal year.

        Management has nominated and the Board of Directors recommends the election of each of the nominees set forth in the following table as a director of the Company until the next annual meeting of shareholders or until his successor is duly elected and qualified. All of the nominees are currently directors of the Company. If any nominee is unable to serve as director, the proxy will be voted for a nominee named by the Board of Directors in his stead by those persons named to vote the proxies. The Board of Directors has no reason to believe that any of its present nominees will be unable to serve. Provided a quorum is present at the annual meeting, directors shall be elected by a plurality of the votes cast by the shares of common stock represented in person or by proxy at the annual meeting.

        The following table sets forth for each director and executive officer of the Company (a) the person's name and address, (b) his age at December 31, 1996, (c) the year he was first elected as a director or executive officer of the Company, and (d) his principal occupation for the last five years, his positions with the Company and with any subsidiary of the Company. All directors serve for a term of one year; all officers serve at the direction of the board.

                               DIRECTOR NOMINEES
                               -----------------

                             Ages, Term, Principal Occupation for Last Five
Name and Address             Years and Other Directorships
----------------             ----------------------------------------------

Paul Branch, Jr.             Age 71; Director since November 11, 1982; Farmer
493 Benjamin H. Hill Drive   and Businessman; Director Emeritus, The Bank of
 West                        Fitzgerald
Fitzgerald, Georgia 31750

Terry Coleman                Age 53; Director since May, 1990; Owner of Eastman
P.O. Box 157                 Travel Services & Huddle House in Eastman; State
Eastman, Georgia             Representative; Director, the Bank of Dodge County

L. Morris Downing, Jr.       Age 54; Director since July, 1994; President of
127 Shady Lane               Lowell Packing Company
Fitzgerald, Georgia 31750

Terry L. Hester*             Age 42; Director Since March, 1990; Executive Vice
128 Carter's Road            President and Chief Financial Officer of the
Fitzgerald, Georgia 31750    Company since June, 1994; Acting President and CEO
                             from June 1993 to June 1994; Treasurer since 1982;
                             President, Community Bank of Wilcox

Milton N. Hopkins, Jr.       Age 70; Director since November 11, 1982; Farmer
360 Peacock Road             and Businessman; Director, the Bank of Fitzgerald
Fitzgerald, Georgia 31750

Harold E. Kimball            Age 63; Director since November 11, 1982; Vice
155 Pine Needle Road         President of Dixie Electron, Inc.; Chairman of the
Fitzgerald, Georgia  31750   Board, The Bank of Fitzgerald


Marion H. Massee, III        Age 67; Director since November 11, 1982; Chairman
226 Jeff Davis Highway       of Board since February 1990; Chairman, Masse
Fitzgerald, Georgia 31750    Builders, Inc.; Director Emeritus, The Bank of
                             Fitzgerald

                             Ages, Term, Principal Occupation for Last Five
Name and Address             Years and Other Directorships
----------------             ----------------------------------------------

Ben B. Mills, Jr.            Age 64; Director since November 11, 1982;
Post Office Box 985          Attorney, Mills & Chasteen; Secretary of Bankcorp
Fitzgerald, Georgia  31750   since June 8, 1993; Director, The Bank of
                             Fitzgerald; Director, Ashburn Bank

James D. Minix*              Age 55; Director since March, 1994; President and
150 Lakeview Drive           Chief Executive Officer of the Company since June,
Fitzgerald, Georgia 31750    1994; President and CEO of the Bank of Fitzgerald
                             January, 1993 to June, 1994; President and CEO of
                             Ashburn Bank February, 1990 to December, 1992;
                             Director, The Bank of Fitzgerald, Ashburn Bank and
                             Broxton State Bank

Ralph D. Roberts, M.D.       Age 72; Director since November 11, 1982;
948 West Roanoke Drive       Physician; Director Emeritus, The Bank of
Fitzgerald, Georgia 31750    Fitzgerald

W. B. Roberts, Jr.           Age 54; Director since March, 1990; Farmer and
Route 1 Box 166              Businessman; Chairman of the Board, Ashburn Bank
Ashburn, Georgia  31714

R. Sidney Ross               Age 55; Director since November 11, 1982;
Post Office Box 666          President, Ross of Georgia, Inc.; Vice Chairman of
Ocilla, Georgia 31774        the Board, The Bank of Fitzgerald

Joe K. Shiver                Age 71; Director since June, 1994; President of
407 East Wallace Street      Shiver Tractor Company, Director, the Bank of Worth
Sylvester, Georgia 31791

Curtis A. Summerlin          Age 48; Director since December, 1996; President
Post Office Box 309          and CEO, Broxton State Bank
Broxton, Georgia  31519

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ELECT THE THIRTEEN NOMINEES LISTED ABOVE TO SERVICE AS DIRECTORS FOR THE FOLLOWING YEAR.

                              EXECUTIVE OFFICERS
                              ------------------

Edwin W. Hortman, Jr.*       Age 43; President and CEO of Colony Management
111 Stratford Street         Services since November 1996; Senior Vice
Fitzgerald, Georgia 31750    President of the Company since February, 1996;
                             Vice President of the Company November, 1992 to
                             February, 1996; Executive Vice President of United
                             Bank of Griffin, 1985-1992

* Messrs. Minix, Hester and Hortman are the only executive officers of the Company.

                             CERTAIN TRANSACTIONS

        Each of the subsidiary banks of the Company has made loans in the ordinary course of its business to officers and directors of the Company, and also to their relatives, spouses, and entities in which they may have an interest. Each of these loans has been made in strict compliance with state and federal statutes and rules and regulations of the Federal Deposit Insurance Corporation and the Georgia Department of Banking and Finance. As of December 31, 1996, certain executive officers and directors and companies in which they are an executive officer or partner or in which they have a 10% or more beneficial interest, were indebted to the banks in the aggregate amount of $6,692,036.00. Each of the loans was made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

        The law firm of Mills & Chasteen, of which director Ben B. Mills, Jr. is a partner, was paid $99,281.58 in 1996 by Colony Bankcorp, Inc. and its subsidiaries for services rendered by that firm to those entities in the normal course of business.

                              CERTAIN LITIGATION

        There are presently three lawsuits involving subsidiary banks of Colony Bankcorp, Inc. as follows:

1.  Civil Action Number 95V-3607, Dodge Superior Court, Pettice Lee Moore, II
    -------------------------------------------------------------------------
and Edna Lee W. Moore vs The Bank of Dodge County.  This action was split off
--------------------------------------------------
from an earlier lawsuit filed in Ben Hill County against several member banks and involves a claim by the Moores that they were overcharged when payment was made of their loans in 1989. The lawsuit alleges fraud, conversion, breach of contract, and seeks actual damages, punitive damages and attorneys' fees in excess of one million dollars. The case was tried in November, 1995, which resulted in a jury verdict for the Moores in the amount of $26,000.00. The case is an appeal to the Georgia Court of Appeals and a decision is expected momentarily. It is believed that at the very most exposure to The Bank of Dodge County would be $26,000.00.

2.  Civil Action No. 96-CV-247, Ben Hill County Superior Court - Pettice Lee
    ------------------------------------------------------------------------
Moore, II and Edna Lee W. Moore vs The Bank of Fitzgerald.  This action was
----------------------------------------------------------
refiled in September, 1996, against the Bank of Fitzgerald. This suit seeks to recover damages for alleged fraud, conversion, and wrongful foreclosure concerning loans made to the plaintiffs in 1989. All transactions with the Plaintiffs have been well documented and it is believed that the action is a frivolous one. After the suit was filed, Pettice Lee More, II died and his administrator has not yet been named a party.

3.  Civil Action No. 94-CV-240, Ben Hill County Superior Court - Sharon Moore vs
    ----------------------------------------------------------------------------
The Bank of Fitzgerald.  In this case, Sharon Moore, who is the wife of Pettice
-----------------------
Lee Moore, II filed suit against The Bank of Fitzgerald in August, 1994, seeking damages based on various allegations of wrongful disclosure, breach of contract, etc. In many respects the complaint is very similar to the complaint filed by Pettice Lee Moore, II and his mother in 1993. A motion for summary judgment was filed in the case by the bank and was granted by the trial court. An appeal was filed to the Georgia Court of Appeals and the ruling of the lower court was affirmed on March 6, 1997. It is believed that this case is now essentially over, although Mrs. Moore may possibly try to have certiorari granted to the Supreme Court of Georgia. The granting of such request would be very unlikely.

                   DIRECTORS FEES, COMMITTEES AND ATTENDANCE

        Directors of the Company receive $500.00 for each meeting of the Board of Directors of Colony Bankcorp attended, and $400.00 for each meeting of the Board of Directors at which they are not in attendance. In addition, each director of the Company, except Terry L. Hester, W. B. Roberts, Jr., Terry Coleman, L. Morris Downing, Jr., Joe K. Shiver and Curtis Summerlin, is also a director of The Bank of Fitzgerald, and in that capacity the directors are compensated for participation on the Board of Directors of The Bank of Fitzgerald at $400.00 for each meeting of the Board attended and $300.00 for each meeting at which they are not in attendance. Directors emeritus receiver $200.00 for each board meeting that they attend.

James D. Minix, W. B. Roberts, Jr. and Ben B. Mills, Jr. serve as directors of Ashburn Bank and receive additional compensation for service in that capacity of $300.00 for each board meeting attended and $50.00 for each loan and audit committee meeting. Terry Coleman serves as director of The Bank of Dodge County and receives additional compensation for service in that capacity of $50.00 for each loan committee meeting and $200.00 for each board meeting attended, Joe K. Shiver serves as a director of The Bank of Worth and receives additional compensation for those services in that capacity of $25.00 for each loan committee meeting and $200.00 for each board meeting attended. Curtis A. Summerlin and James D. Minix serve as directors of Broxton State Bank and receive $300.00 for each meeting attended.

        Under a plan, as amended, some directors of The Bank of Fitzgerald were able to defer all or a portion of director's fees in return for a deferred income agreement under which a director agrees to serve as a director for either five or ten years without the director's fees compensation in exchange for an agreement for the Bank to pay the director a deferred amount of income at death, or upon their attaining the age of 65. With the deferred compensation, the Bank has purchased key man insurance on the participating directors to pay to the Bank a death benefit equal in value to the projected cost of the deferred income. Management believes the program will have no net cost to the Bank. The Bank charged $60,716.48 in expenses to the deferred compensation arrangement in 1996, representing payments made to four directors who had attained the specified age, together with a difference between premiums paid for the key man insurance by the Bank and accrual for funding payments under the plan at retirement and the increase in cash value of the policies. All directors are participating in the plan, except for new directors elected since 1990. Neither the Company nor the other subsidiaries of the Company have a similar deferred income arrangement. All fees covered by that deferred compensation plan have been deferred, the all directors are now receiving directors fees. The Bank of Fitzgerald continues to pay premiums on the insurance policies procured, with four directors in 1996 receiving payments pursuant to that plan.

        In 1996, the Board of Director of the Company held 12 meetings. All directors attended at least 75% of all meetings of the full Board of Directors during 1996.

        The Board of Directors of the Company has formed the following
Committees: (a) an Audit Committee, presently consisting of Messrs. Branch, Hopkins and Kimball, which is responsible for reviewing and evaluating the Company's financial controls, (b) an Executive Committee, presently consisting of Messrs. Minix, Massee, Ross, Kimball and Mills, which is responsible for assisting the Board on the discharge of its duties and (c) Incentive and Compensation Committee, presently consisting of Messrs. Minix, Massee, Kimball, Downing and Shiver, which is responsible for reviewing and setting the salaries and bonuses of the executive officers of the Company and establishing and reviewing a cash incentive and profit sharing compensation plan for the employees of the Company and subsidiary banks.

        During the 1996 Fiscal Year, there were ten meetings of the Audit Committee, three meetings of the Executive Committee and three meetings of the Incentive and Compensation Committee. No additional compensation was paid for serving on these committees.

                            EXECUTIVE COMPENSATION

        The following table sets forth the aggregate annual compensation for each of the Company's chief executive officers and for each of the Company's executive officers whose compensation exceeded $100,000.00.


                                           Summary Compensation Table
                                               Annual Compensation
                             ------------------------------------------------------
Name and                                                             Other Annual        Long Term         All Other
Principal Position           Year        Salary         Bonus        Compensation       Compensation      Compensation
     (a)                      (b)         (c)            (d)             (e)                (f)               (g)
------------------           ----     -----------     ----------    ---------------    --------------    --------------
James D. Minix, President    1996     $121,800.12     $12,000.00     $22,723.94 (1)        $     -0-        $      -0-
and Chief Executive          1995     $116,000.04     $12,000.00     $20,347.22 (1)        $     -0-        $      -0-
Officer of Bankcorp          1994     $110,000.02     $10,000.00     $24,064.86 (1)        $     -0-        $      -0-


e. Includes dollar value of Group Term Life and company vehicle provided to executive officers as follows :

                 Name                1996            1995           1994
                 ----                ----            ----           ----
           James D. Minix         $1,961.44       $1,472.22       $1214.84

      Includes contribution to the profit sharing plan of Colony Bankcorp, Inc. as follows:

                 Name                1996            1995           1994
                 ----                ----            ----           ----
           James D. Minix         $10,562.50       $9,375.00     $14,400.02

      Includes director's fees paid by the Company and its subsidiaries as follows:

                 Name                1996            1995           1994
                 ----                ----            ----           ----
           James D. Minix         $10,200.00       $9,500.00      $8,450.00

      See "Certain Transactions" for additional information concerning fees paid to directors.

f. There were no long term compensation awards for restricted stock awards or options/SARs or long term compensation payouts for LTIP payouts for any executive officers.

g. There was no additional compensation for any executive officers to be reported in column (g)

        Each of the subsidiary banks of the Company has adopted a profit sharing and stock bonus plan which provides for the Board of Directors to make a discretionary contribution to the plan in an amount out of profits not to exceed 15% of the total annual compensation of the employees eligible to participate in the plan. Employees are eligible to participate after completion of one year of service. The contribution by the Bank is allocated among the participants according to the ratio of the participant's compensation to the total compensation of all employees. The employee's interest vests over a period of 7 years; prior to 1989 an employee's interest in its individual account vested over a period of 11 years. For the year ending December 31, 1996 the Board of Directors of the Company and subsidiary banks voted to contribute in the aggregate $233,466.95.00 of the profits of the Company to the Company's profit sharing plans.

        James D. Minix, Terry L. Hester and Edwin W. Hortman, Jr. are the only executive officers of Colony Bankcorp, Inc. Mr. Minix has served as President and Chief Executive Officer of the Company since June 1, 1994. Prior to being elected President of the Company, he served as President of The Bank of Fitzgerald from January 1, 1993 to June 1, 1994 and as President of Ashburn Bank from February 26, 1990 to December 31, 1992. Mr. Hester has served as Executive Vice President and Chief Financial Office since June 1, 1994. Prior to being elected Executive Vice President, he served as Acting President and Chief Executive Officer of the Company from June 8, 1993 to June 1, 1994. Mr. Hester has served as Treasurer of the Company since 1982. Mr. Hortman has served as Senior Vice President since February 1996 and as Vice President from November, 1992 to February, 1996 and is responsible for credit review, compliance, auditing and data processing. Mr. Hortman has served as President and Chief Executive Officer of Colony Management Services, Inc. since its inception in November, 1996.

                        INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed McNair, McLemore, Middlebrooks & Co. as the Company's independent public accountants for the fiscal year ending December 31, 1997. Representatives of McNair, McLemore, Middlebrooks & Co. will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

                                 OTHER MATTERS

        The Board of Directors does not contemplate bringing before the meeting any matter other than those specified in the notice of annual meeting of shareholders, nor does it have information that other matters will be presented at the meeting. If other matters come before the meeting, signed proxies will be voted upon such questions in accordance with the best judgment of the persons acting under the proxies.

                                  FORM 10-KSB

        UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL, WITHOUT CHARGE, FURNISH ANY OWNER OF COMMON STOCK A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULE THERETO. COPIES OF EXHIBITS TO THE FORM 10-KSB ARE ALSO AVAILABLE UPON SPECIFIC REQUEST AND PAYMENT OF A REASONABLE CHARGE FOR REPRODUCTION. SUCH REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ON THE FRONT OF THE PROXY STATEMENT.

                             SHAREHOLDER PROPOSALS

        Any shareholder proposal intended to be presented at the 1997 annual meeting of shareholders and to be included in the Company's proxy statement and proxy for that meeting must be received by the Company, directed to the attention of the Secretary, not later than December 12, 1997. Any such proposal must comply with all respects with the rules and regulations of the Securities and Exchange Commission.

                                        By order of the
                                        Board of Directors


                                        /s/ James D. Minix
                                        ---------------------------
                                        JAMES D. MINIX, President
                                        and Chief Executive Office


Fitzgerald, Georgia
April 2, 1997

                             COLONY BANKCORP, INC.
                              Post Office Box 989
                             302 South Main Street
                           Fitzgerald, Georgia 31750

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS:

        The undersigned hereby appoints Marion H. Massee, III and James D. Minix and each of them, with full power of substitution, to represent and vote as designated herein at the annual meeting of shareholders of Colony Bankcorp, Inc. to be held Tuesday, April 22, 1997 at 4:00 p.m., local time, at Charles A. Harris Learning Center on East Central Technical Institute campus on Perry House Road, Fitzgerald, Georgia and at any adjournment or postponement thereof, with all the powers (other than the power to revoke the proxy or vote in a manner not authorized by the exceeded form of proxy) which the undersigned would have if personally present at such meeting, to act in their discretion upon any other matter or matters which may properly be brought before the meeting, and to appear and vote all the shares of common stock which the undersigned may be entitled to vote.

        PROPOSAL: To elect the fourteen nominees listed below to serve as directors for the following year:

    ______  FOR all nominees listed      ______  WITHHOLD AUTHORITY to
            below (except as marked              vote for all nominees
            to the contrary below).              listed below.

            Paul Branch, Jr.                     Ben B. Mills, Jr.
            Terry Coleman                        James D. Minix
            L. Morris Downing, Jr.               Ralph D. Roberts, M.D.
            Terry L. Hester                      W. B. Roberts, Jr.
            Milton N. Hopkins, Jr.               R. Sidney Ross
            Harold E. Kimball                    Joe K. Shiver
            Marion H. Massee, III                Curtis A. Summerlin

        INSTRUCTIONS: To Withhold authority to vote for any individual nominees, mark "FOR" above and write the names of such nominees for whom you wish to withhold authority in the space provided below:

_______________________________________________________________________________

        UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR ALL

NOMINEES LISTED ABOVE.

        The Board of Directors recommends a vote FOR the election of the above nominees to the Board of Directors.

                          (Continued on Reverse Side)


        If other matters properly come before the meeting, the persons named herein as proxy shall have the discretionary authority to vote with respect to such matters after considering the recommendations of management.

        The undersigned hereby acknowledges receipt of the annual report of the company for the fiscal year ended December 31, 1996 and the notice of annual meeting and proxy statement of the Company for the above-mentioned annual meeting of shareholders.

        Please sign below, date and return promptly in the enclosed, self-addressed stamped envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.

DATE: _________________________, 1997


INDIVIDUALS:                              ENTITIES:

______________________________
Name (Please Print)                       (Please Print)

                                          ____________
______________________________
Signature                                 BY:


______________________________            ____________
Name of Joint Tenant or                   Signature
Tenant-In-Common, if any (Please Print)


______________________________            ____________
Signature of Joint Tenant or              Position
Tenant-In-Common, if any